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                                                                   EXHIBIT 23.03
                                                                   -------------



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this registration statement.



                                              /s/ GRAY HUNTER STENN

                                              GRAY HUNTER STENN



Marion, Illinois
April 10, 1996